UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2019

CYREN LTD.

(Exact name of Registrant as specified in its charter)

Israel	000–26495	Not applicable
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

10 Ha-Menofim St., 5th Floor
Herzliya, Israel	4672561
(Address of principal executive offices)	(Zip Code)

011–972–9–863–6888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Ordinary Shares, par value ILS 0.15 per share	CYRN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On May 20, 2019, Cyren Ltd. (the “Company”) promoted Lior Kohavi to the newly created position of Chief Strategy Officer & EVP Advanced Solutions of the Company. In his new role, Mr. Kohavi will drive product strategy and new product innovation.

Mr. Kohavi, age 48, joined Cyren in June 2013 as Chief Technology Officer, a position he held until his current promotion. Mr. Kohavi brings over 25 years of experience as an engineer, product and technology executive. Mr. Kohavi holds a B.A. degree in computer science from Bar-Ilan University and an Executive MBA from Tel Aviv University.

To reflect his increased level of responsibility and leadership in the Company, in connection with his promotion Mr. Kohavi’s annual base salary was increased to NIS 1,066,441 (approximately $295,000) and his annual MBO (bonus) target was increased to 45%.

Item 7.01 Regulation FD Disclosure.

On May 23, 2019, the Company issued a press release announcing the foregoing matters. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01 Other Events.

In addition, effective May 20, 2019, the Company appointed Dr. Richard Ford, age 50, as the Company’s Chief Technology Officer. Prior to joining the Company, Dr. Ford was the Chief Scientist at Forcepoint since January 2016 and also spent over 20 years as researcher of anti-malware and advanced threat detection technologies for various companies including IBM Research.

Dr. Ford has deep security knowledge and expertise with more than 30 years in the industry. At the Company, Dr. Ford will work with our technical organizations to establish the right strategic and operational technology vision.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibits
99.1	Press Release of Cyren. Ltd. dated May 23, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CYREN LTD.

Date: May 23, 2019	/s/ J. Michael Myshrall
J. Michael Myshrall
Chief Financial Officer

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